Exhibit 10.1

POI ACQUISITION, L.L.C.

QUADRANGLE MASTER FUNDING LTD

May 17, 2004

Protection One Alarm Monitoring, Inc.

Protection One, Inc.

Network Multi-Family Security Corporation

c/o Protection One Alarm Monitoring, Inc.

818 South Kansas Avenue

Topeka, Kansas  66612

Ladies and Gentlemen:

We refer to the:  (a) Credit Facility Standstill Agreement, dated as of February 17, 2004 (the “Agreement”), among Protection One Alarm Monitoring, Inc. (“POAM”), Protection One, Inc., Network Multi-Family Security Corporation and POI Acquisition, L.L.C. (“POI Acquisition”); and (b) letter from Quadrangle Master Funding Ltd (“Quadrangle”) to POAM, dated February 27, 2004:  (i) advising POAM of Quadrangle’s assumption from POI Acquisition of one-third of the obligations under the Credit Facility; and (ii) confirming Quadrangle’s agreement to be bound by the obligations of POI Acquisition set forth in the Agreement.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Pursuant to section 3 of the Agreement, the Agreement shall terminate and be of no further force and effect on the Debt Specified Date (which, under clause (i), is May 17, 2004).  By this letter and at your request, we hereby agree to amend the definition of the Outside Date to mean the date that is 97 days after the Effective Time (the “Amendment”); provided, however, that this Amendment shall not apply to section 5 of the Agreement.  Except as otherwise provided herein, the Agreement shall remain in full force and effect subject to the terms and provisions thereof.

This letter may be executed in counterparts.  Please confirm your agreement with the foregoing by signing and returning to the undersigned the duplicate copy of this letter enclosed herewith.

Very truly yours,

POI ACQUISITION, L.L.C.

By:	/s/ David Tanner
Name:	David Tanner
Title:

QUADRANGLE MASTER
FUNDING LTD

By:	/s/ Michael Weinstock
Name: Michael Weinstock
Title:

Agreed as of the date first written above:

PROTECTION ONE ALARM
MONITORING, INC.

By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE, INC.

By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

NETWORK MULTI-FAMILY
SECURITY CORPORATION

By:	/s/ Steve Williams
Name: Steve Williams
Title: President